SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 12, 2003
---------------------------------
(Date of earliest event reported)

Commission File No. 333-90830




                        Asset Backed Funding Corporation
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       Delaware                                                75-2533468
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


214 North Tryon Street
Charlotte, North Carolina                                           28255
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Address of principal executive offices                           (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(99) Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC
                                          Asset-Backed Certificates, Series
                                          2003-OPT1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


August 12, 2003

                                   By:   /s/ Mary E. Rapoport
                                        ------------------------
                                        Name:  Mary E. Rapoport
                                        Title: Principal

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99)                    Computational Materials, Structural             E
                        Term Sheets and Collateral Term
                        Sheets prepared by Banc of
                        America Securities LLC in
                        connection with ABFC Asset-Backed
                        Certificates, Series 2003-OPT1